     As filed with the Securities and Exchange Commission on August 31, 2000

                                                      Registration No. 333-30900
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                         POST-EFFECTIVE AMENDMENT NO. 1

                                   TO FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                CIENA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                                                                                 23-2725311
------------------------------------                                                    ----------------------------------------
    (State or other jurisdiction                                                          (I.R.S. employer identification no.)
  of incorporation or organization)

                               1201 WINTERSON ROAD
                               LINTHICUM, MD 21090
                    ----------------------------------------
                    (Address of principal executive offices)

                    LIGHTERA NETWORKS, INC. 1998 STOCK PLAN,
                                   AS AMENDED
 -------------------------------------------------------------------------------
                            (Full title of the plan)

                             MICHAEL O. MCCARTHY III
                         VICE PRESIDENT, GENERAL COUNSEL
                                  AND SECRETARY
                                CIENA CORPORATION
                               1201 WINTERSON ROAD
                               LINTHICUM, MD 21090
                                 (410) 865-8500
 -------------------------------------------------------------------------------
 (Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                                MICHAEL J. SILVER
                             HOGAN & HARTSON L.L.P.
                            111 SOUTH CALVERT STREET
                               BALTIMORE, MD 21202
                                 (410) 659-2700

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================================
                                                                Proposed                  Proposed
     Title of securities            Amount to be            maximum offering         maximum aggregate             Amount of
      to be registered               registered           price per share (2)        offering price (2)       registration fee (2)
----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCK, PAR VALUE            2,529,161                   N/A                       N/A              N/A
            $.01
==================================================================================================================================

(1) Registrant previously registered 2,529,161 shares of Common Stock. Pursuant to General Instruction E to Form S-8, Registrant hereby registers an additional 2,529,161 shares to reflect a two-for-one stock split declared on August 15, 2000, payable on September 18, 2000 to stockholders of record on August 28, 2000.

(2) The Registrant previously paid the registration fee in connection with the registration of 2,529,161 shares of Common Stock on April 23, 1999, at the time of filing of the Registrant's Registration Statement on Form S-8 (File No. 333-30900). No additional fee is required to be paid in accordance with Rule 416 of the Securities Act of 1933.

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of CIENA Corporation (the "Company") filed on April 23, 1999, is being filed pursuant to Rule 416 of the Securities Act of 1933, to reflect a two-for-one stock split declared by the Company on August 15, 2000, payable on September 18, 2000 to stockholders of record on August 28, 2000.

                           INCORPORATION BY REFERENCE

         The contents of the Registrant's Registration Statement on Form S-8 (File No. 333-30900) are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Linthicum, State of Maryland, on August 31, 2000.

                                             CIENA Corporation

                                       By:   /s/ Michael O. McCarthy III
                                            ----------------------------------
                                             Michael O. McCarthy III
                                             Vice President, General Counsel and
                                             Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                                           By:    /s/ Patrick H. Nettles, Ph.D.                   *
                                                  -------------------------------------------------
                                                  Patrick H. Nettles, Ph.D.
                                                  President and Chief
                                                  Executive Officer


                                                  /s/ Joseph R. Chinnici                          *
                                                  -------------------------------------------------
                                                  Joseph R. Chinnici
                                                  Sr. Vice President, Chief Financial Officer
                                                  Principal Financial Officer


                                                  /s/ Andrew C. Petrik                            *
                                                  -------------------------------------------------
                                                  Andrew C. Petrik
                                                  Vice President, Controller and Treasurer
                                                  Principal Accounting Officer


                                                  /s/ Harvey B. Cash                              *
                                                  -------------------------------------------------
                                                  Harvey B. Cash
                                                  Director


                                                  /s/ Stephen P. Bradley                          *
                                                  -------------------------------------------------
                                                  Stephen P. Bradley
                                                  Director


                                                  /s/ Gerald H. Taylor
                                                  -------------------------------------------------
                                                  Gerald H. Taylor
                                                  Director


*        By:  /s/ Michael O. McCarthy III
              ------------------------------
         Michael O. McCarthy III,
         pursuant to power of attorney

                                 EXHIBIT INDEX

Exhibit
Number                                      Description
------                                      -----------

4.1 Form of Common Stock Certificate (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-17729) and incorporated herein by reference).

4.2 Rights Agreement dated December 29, 1997 (filed as Exhibit 4.2 to the Registrant's Form 8-K dated December 29, 1997 and incorporated herein by reference).

4.3 Amendment No. 1 to Rights Agreement dated June 2, 1998 (filed as Exhibit 4.3 to the Registrant's Form 8-K dated October 14, 1998 and incorporated herein by reference).

4.4 Amendment No. 2 to Rights Agreement dated September 13, 1998 (filed as Exhibit 99.2 to the Registrant's Form 8-K dated September 14, 1998 and incorporated herein by reference).

4.5 Amendment No. 3 to Rights Agreement dated October 14, 1998 (filed as Exhibit 99.1 to the Registrant's Form 8-K dated October 19, 1998 and incorporated herein by reference).

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered (filed as Exhibit 5.1 to the Registrant's Registration Statement on Form S-8 (file No. 333-30900) (the "Initial Form S-8") and incorporated herein by reference).

23.1 Consent of PricewaterhouseCoopers LLP (filed as Exhibit 23.1 to the Registrant's Initial Form S-8 and incorporated herein by reference).

23.2 Consent of Hogan & Hartson L.L.P. (included in their opinion filed as Exhibit 5.1 to the Initial Form S-8 and incorporated herein by reference).

24.1              Power of Attorney (included on signature page to the Initial
                  Form S-8).